EXHIBIT 13.2

CHIEF FINANCIAL OFFICER CERTIFICATION
PURSUANT TO 18 U.S.C. SECTION 1350

In connection with this Annual Report of OceanFreight Inc. (the “Company”) on Form 20-F for the year ended December 31, 2007 as filed with the Securities and Exchange Commission (the “SEC”) on or about the date hereof (the “Report”), I, Antonis Kandylidis, Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 13(a) or 15(d) of the
            Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.

Date: March 7, 2008

/s/ Antonis Kandylidis
Antonis Kandylidis
Chief Financial Officer

SK 25754 0002 861301